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                                                                   Exhibit 10.27

                              ASSUMPTION AGREEMENT

                  ASSUMPTION AGREEMENT, dated as of August 7, 2002, made by CD&R VI (Barbados), Ltd., a company organized under the laws of Barbados ("CD&R Barbados" and, solely in its capacity as holder of Convertible Notes (as defined in the Intercreditor Agreement referred to below) and beneficiary of the security interest created by the Convertible Note Documents, and its successors and assigns in such capacity, the "Additional Second Priority Noteholder"), as holder of the Convertible Notes issued by the Primary Borrower pursuant to the Additional Investment Agreement referred to below (such Convertible Notes as amended, supplemented or otherwise modified from time to time, the "Additional Convertible Notes"), in favor of JPMORGAN CHASE BANK (as successor by merger to Morgan Guaranty Trust Company of New York), as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement referred to below (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Intercreditor Agreement referred to below, or if not defined therein, in the Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, Acterna LLC (f/k/a Dynatech LLC), a Delaware limited liability company (the "Primary Borrower"), the German Borrowers named therein, the Lenders, the Administrative Agent, JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as German Term Loan Servicing Bank, Credit Suisse First Boston, as Syndication Agent, and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Bankers Trust Company, each in its capacity as documentation agent, are parties to a Credit Agreement, dated as of May 23, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Administrative Agent, Clayton, Dubilier & Rice Fund VI Limited Partnership (as more particularly defined in the Intercreditor Agreement referred to below, the "Second Priority Noteholder"), Acterna Corporation (f/k/a Dynatech Corporation), a Delaware corporation, the Primary Borrower and certain of its Subsidiaries are parties to the Intercreditor Agreement, dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement");

                  WHEREAS, pursuant to the Additional Convertible Notes and the Investment Agreement, dated as of August 5, 2002, among the Primary Borrower, the Parent Guarantor and the Additional Second Priority Noteholder, providing for the issuance of Additional Convertible Notes to the Additional Second Priority Noteholder by the Primary Borrower (as the same may be amended, supplemented or otherwise modified from time to time (but only

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such amendments, supplements or other modifications permitted by the Credit
Agreement), the "Additional Investment Agreement") (i) the Primary Borrower has agreed to incur indebtedness to the Additional Second Priority Noteholder, (ii) the Parent Guarantor, the Primary Borrower and certain of its subsidiaries have executed the Guarantee and Collateral Agreement, dated as of August 7, 2002 (as amended, supplemented or otherwise modified from time to time, the "Additional Convertible Note Guarantee and Collateral Agreement"), pursuant to which the Parent Guarantor and certain subsidiaries of the Primary Borrower have guaranteed (the "Additional Noteholder Guarantees") the obligations of the Primary Borrower under the Additional Convertible Notes and certain other obligations, and the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower have created security interests in certain collateral and (iii) the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower may have executed and delivered, and may from time to time in the future execute and deliver, other security documents (the Additional Convertible Note Guarantee and Collateral Agreement and any other security documents referred to in the Additional Investment Agreement, as any thereof may from time to time be amended, supplemented or otherwise modified, collectively, the "Additional Convertible Note Security Documents");

                  WHEREAS, the Credit Agreement and the Intercreditor Agreement require that the Additional Second Priority Noteholder become a party to the Intercreditor Agreement;

                  WHEREAS, the Additional Second Priority Noteholder has agreed to execute and deliver this Assumption Agreement in order to become a party to the Intercreditor Agreement;

                  NOW THEREFORE, IT IS AGREED:

                  1. Intercreditor Agreement. By executing and delivering this Assumption Agreement, the Additional Second Priority Noteholder, as provided in
Section 18 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as a Second Priority Noteholder thereunder with the same force and effect as if originally named therein as a Second Priority Noteholder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Second Priority Noteholder.

                  2. Additional Convertible Note Obligations; Convertible Note Security Documents, etc. Each of the Administrative Agent, the Second Priority Noteholder and the Additional Second Priority Noteholder hereby agrees and acknowledges that, for all purposes under the Intercreditor Agreement, (i) the "Obligations" as defined in the Additional Convertible Note Guarantee and Collateral Agreement shall constitute "Convertible Note Obligations" under the Intercreditor Agreement, (ii) the Additional Convertible Note Security Documents shall constitute "Convertible Note Security Documents" under the Intercreditor Agreement, (iii) "Indebtedness" as defined in the Additional Investment Agreement shall constitute "Indebtedness" under the Intercreditor Agreement and
(iv) the Additional Noteholder Guarantees shall constitute "Noteholder Guarantees" under the Intercreditor Agreement.

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                  3. Capacity of Additional Second Priority Noteholder, etc.
Notwithstanding any other provision hereof or of the Intercreditor Agreement,
(a) neither this Assumption Agreement nor the Intercreditor Agreement shall affect or impair in any respect any right, power, privilege or remedy of CD&R Barbados in any capacity other than solely as a holder of the Convertible Notes and beneficiary of the security interests granted by the Additional Convertible Note Security Documents, including without limitation in any capacity as an equity holder, or in any other capacity as a creditor, of any of the Primary Borrower, the Parent Guarantor or any of their respective Subsidiaries and (b) it is acknowledged and agreed that the "Obligations" as defined in the Additional Convertible Note Guarantee and Collateral Agreement of each Convertible Note Credit Party are senior obligations of such Convertible Note Credit Party that are pari passu in right of payment with the Credit Agreement Obligations of such Convertible Note Credit Party.

                  4. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  5. Counterparts. This agreement may be executed by one or more of the parties to this agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed and delivered as of the date first above written.

                                        CD&R VI (BARBADOS), LTD.

                                        By:  Corporate Services Limited,
                                             Secretary

                                          By:______________________________
                                             Name:
                                             Title:

Agreed and Acknowledged:

JPMORGAN CHASE BANK,
as Administrative Agent

By: ______________________________________
Name:
Title:


CLAYTON, DUBILIER & RICE FUND VI
LIMITED PARTNERSHIP
as Second Priority Noteholder

By:  CD&R Associates VI Limited Partnership,
  its general partner

By:  CD&R Investment Associates VI, Inc.,
  its managing general partner


By: ______________________________________
Name:
Title:

ACTERNA LLC

By: ______________________________________
Name:
Title: